UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 11, 2008

Rochester Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Rochester Medical Drive, Stewartville, Minnesota		55976
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	507-533-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On March 11, 2008, the Audit Committee of the Board of Directors of Rochester Medical Corporation (the "Company"), after a review of proposals for audit services from several public accountants, decided to engage Grant Thornton LLP as independent registered public accounting firm of the Company for the fiscal year commencing October 1, 2007 and ending September 30, 2008. McGladrey & Pullen LLP ("McGladrey & Pullen"), the current independent registered public accounting firm, was dismissed by the Audit Committee of the Board of Directors of the Company as of March 11, 2008.

In connection with the audits of the two fiscal years ended September 30, 2007, and the subsequent interim period through March 11, 2008, there were no disagreements between the Company and McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference in connection with their opinion to the subject matter of the disagreement.

There were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) during the two most recent fiscal years of the Company ended September 30, 2007, or the subsequent interim period through March 11, 2008.

The audit reports of McGladrey & Pullen on the Company’s consolidated financial statements as of and for the years ended September 30, 2007 and September 30, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from McGladrey & Pullen LLP is attached as Exhibit 16.1 to this Form 8-K.

(b) On March 13, 2008, the Audit Committee of the Company engaged Grant Thornton LLP as the Company's new independent registered public accounting firm. During the Company’s two most recent fiscal years and the subsequent interim period through February 29, 2008, the Company did not consult with Grant Thornton LLP regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from McGladrey & Pullen LLP to the Securities and Exchange Commission dated March 14, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rochester Medical Corporation

March 14, 2008	By:	/s/ David A. Jonas

Name: David A. Jonas
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from McGladrey & Pullen LLP